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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  MARCH 22, 2001


                            MICRON ELECTRONICS, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    MINNESOTA
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                         (State or Other Jurisdiction of
                                 Incorporation)

       0-17932                                              41-1404301
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     (Commission                                         (IRS Employer
     File Number)                                       Identification No.)

900 EAST KARCHER ROAD, NAMPA, IDAHO                            83687
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (208) 898-3434
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5: OTHER EVENTS.

        On March 22, 2001, Micron Electronics, Inc. (the "Company" or "MEI") entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which the Company and MEI California, Inc. ("Seller"), a wholly owned subsidiary of MEI, agreed to sell various assets, including all assets primarily used in the component recovery business of MEI and its subsidiaries and affiliates ("SpecTek"), and certain real property and intellectual property assets (together, the "Purchased Assets"), to Micron Technology, Inc. ("MTI"). The agreement to sell the SpecTek business was made pursuant to the terms of the Amended and Restated Component Recovery Agreement dated effective September 2, 1999 between MEI and MTI, as amended by Amendment No. 1 thereto dated November 16, 2000 (together, the "Component Recovery Agreement"). As part of the Purchase Agreement, MTI exercised its rights under the Component Recovery Agreement to purchase the assets of the SpecTek business.

        MTI currently owns approximately 60.6% of MEI's outstanding stock. Two of the five directors of MEI are also directors of MTI. MTI and its subsidiaries supply and purchase products and services used and produced by MEI. During fiscal 2000, MTI supplied to MEI a substantial portion of the full specification random access memory components used in MEI's personal computer operations. Purchases by MEI of these components from MTI, completed upon market terms and conditions, amounted to approximately $55,021,000 in fiscal 2000. In fiscal 2000, MTI and its subsidiaries paid MEI approximately $7,282,000 for purchases of PC systems and other equipment. In fiscal 2000, MEI paid MTI and its subsidiaries approximately $7,651,000 for equipment.

        Pursuant to the terms of the Purchase Agreement, on March 22, 2001, Seller transferred certain real property and intellectual property assets to MTI in the first closing under the Purchase Agreement. The remaining Purchased Assets were transferred from Seller to MTI on April 5, 2001. In connection with the first closing, MTI and MEI entered into a lease pursuant to which MEI leased back the transferred real property (the "Commercial Lease") and a sublease pursuant to which MEI leased a portion of the leased property back to MTI (the "Commercial Sublease"). In addition, pursuant to the terms of the Purchase Agreement, MTI granted MEI a license to use the transferred intellectual property.

        The amount received by MEI for, and MEI's equity in the net book value in, the assets transferred in the first closing under the Purchase Agreement represented less than 10% of MEI's total assets as of August 31, 2000. Within 15 days following the second closing under the Purchase Agreement, MEI will provide the information required by Item 2 of Form 8-K, including the pro forma financial information required with respect to the disposition of the SpecTek business.

        Each of the Purchase Agreement, Commercial Lease and Commercial Sublease are filed as exhibits to this report. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.



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ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits.
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        The following exhibits are filed herewith:

        2.01 Purchase Agreement, dated March 22, 2001, among MEI California, Inc., Micron Electronics, Inc. and Micron Technology, Inc.

        2.02 Amended and Restated Component Recovery Agreement, dated effective September 2, 1999, between Micron Electronics, Inc. and Micron Technology, Inc.(1)

        2.03 Amendment No. 1 to Amended and Restated Component Recovery Agreement, dated November 16, 2000, between Micron Electronics, Inc. and Micron Technology, Inc.(2)

        99.01 Commercial Lease, dated March 22, 2001, between Micron Technology, Inc. and Micron Electronics, Inc.

        99.02 Commercial Sublease, dated March 22, 2001, between Micron Technology, Inc. and Micron Electronics, Inc.

        99.03 Joint Press Release issued on March 23, 2001 by Micron Electronics, Inc. and Interland, Inc.

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(1)     Incorporated by reference herein from exhibit 10.42 to MEI's Current
        Report on Form 8-K, dated September 13, 1999.

(2) Incorporated by reference herein from exhibit 10.76 to MEI's Quarterly Report on Form 10-Q for the quarter ended November 30, 2000.









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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MICRON ELECTRONICS, INC.



Date: April 6, 2001                   By: /s/ James R. Stewart
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                                          James R. Stewart, Senior Vice
                                          President Finance and Chief Financial
                                          Officer (Principal Financial and
                                          Accounting Officer)
















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                                  EXHIBIT INDEX

      Exhibit
         No.      Description
      --------    -----------
        2.01      Purchase Agreement, dated March 22, 2001, among MEI
                  California, Inc., Micron Electronics, Inc. and Micron
                  Technology, Inc.

        2.02 Amended and Restated Component Recovery Agreement, dated effective September 2, 1999, between Micron Electronics, Inc. and Micron Technology, Inc.(1)

        2.03 Amendment No. 1 to Amended and Restated Component Recovery Agreement, dated November 16, 2000, between Micron Electronics, Inc. and Micron Technology, Inc.(2)

        99.01 Commercial Lease, dated March 22, 2001, between Micron Technology, Inc. and Micron Electronics, Inc.

        99.02 Commercial Sublease, dated March 22, 2001, between Micron Technology, Inc. and Micron Electronics, Inc.

        99.03 Joint Press Release issued on March 23, 2001 by Micron Electronics, Inc. and Interland, Inc.

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(1)     Incorporated by reference herein from exhibit 10.42 to MEI's Current
        Report on Form 8-K, dated September 13, 1999.

(2) Incorporated by reference herein from exhibit 10.76 to MEI's Quarterly Report on Form 10-Q for the quarter ended November 30, 2000.